SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549

                                FORM 8-K

                              CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



      Date of Report (date of earliest event reported):  March 17, 1997


                           PROMEDCO MANAGEMENT COMPANY
             (Exact name of registrant as specified in its charter)


 DELAWARE                      0-21373                           75-2529809
(State of               (Commission File No.)                  (IRS Employer
Incorporation)                                              Identification No.)



                           801 CHERRY STREET, SUITE 1450
                              FORT WORTH, TEXAS 76102
           (Address of principal executive offices, including zip code)



                                (817)335-5035
             (Registrant's telephone number, including area code)





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Item 2.  Acquisition or Disposition of Assets

         On March 17, 1997, the Company completed a merger with Western Medical Management Corp., Inc. ("Reno"), a physician practice management company. In connection with the merger, the Company exchanged 444,444 shares of its Common Stock for all the outstanding common stock of Reno. Information concerning the Reno merger was previously reported by the Company in its registration statement on Form S-1 (File No. 333-10557) and related prospectus dated March 12, 1997.

Item 7.  Financial Statements and Exhibits

         Financial Statements

     (a) and (b) Financial statements of Reno and certain pro forma financial information relating to the Reno merger were previously reported in the Company's registration statement on Form S-1 (File No. 333- 10557) and its related prospectus dated March 12, 1997.

          Exhibits

     (c) The Agreement for Statutory Merger dated as of November 7, 1996 by and between ProMedCo, Inc., ProMedCo of Norther Nevada, Inc. and Western Medical Management Corp., Inc. is incorporated herein by reference to Exhibit 2.2 to the Company's registration statement on Form S-1 (File No. 333- 10557).


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       PROMEDCO MANAGEMENT COMPANY



                                       By:  /S/ H. WAYNE POSEY
                                                  H. Wayne Posey
                                        President and Chief Executive Officer






Date:  March 31, 1997


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